UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2008

SILVER STATE BANCORP

(Exact name of registrant as specified in its charter)

Nevada	001-33592	88-0456212
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

170 SOUTH GREEN VALLEY PARKWAY, SUITE 300, HENDERSON, NEVADA 89012

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 433-8300

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Silver State Bancorp has updated its written investor slide presentation material, which is included herein in Exhibit 99.1. This information is intended to be made available to shareholders, analysts and investors, including investor groups participating in forums such as sponsored investor conferences and road shows, including road shows to be conducted in connection with the Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 4, 2008 (File No. 333-151418) covering the Company’s offering of transferable subscription rights to existing shareholders.

The information in this report, in its entirety, is to be considered to be “filed” under the Securities Exchange Act of 1934, as amended.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The following Exhibit is filed as part of this report.

Exhibit 99.1	Slide presentation to be used in investor conferences.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STATE BANCORP

By:	/s/ Michael J. Threet
Michael J. Threet Chief Financial Officer Chief Operating Officer

Dated: June 13, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation to be used in investor conferences.